Exhibit 32.1


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Fantatech, Inc. (the Company), does hereby certify, to such officer's knowledge, that:

     The  Quarterly  Report on Form 10-QSB for the quarter  ended  September 30,
2003 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



November 19, 2003                                 /s/ Guangwei Liang
                                                 -------------------------------
                                                 Guangwei Liang
                                                 Chief Executive Officer




November 19, 2003                                 /s/ Fuxiao Wang
                                                 -------------------------------
                                                 Fuxiao Wang
                                                 Chief Financial Officer